AFFILIATED RESOURCES CORPORATION
                       3050 Post Oak Boulevard, Suite 1080
                              Houston, Texas 77056
                             Telephone: 713/355-8940
                             Facsimile: 713/355-8949

                            NOTICE OF ANNUAL MEETING

To the Shareholders of
AFFILIATED RESOURCES CORPORATION:

         Notice is hereby given that the Annual Meeting (the "Meeting") of Shareholders of Affiliated Resources Corporation (the "Corporation") will be held on Wednesday, June 7, 2000, at the Doubletree Hotel, 2001 Post Oak Boulevard, Houston, Texas 77056 at 10:00 a.m. Houston Time, for the purposes of:

         (1) electing a Board of Directors of five directors for the ensuing year;

         (2) approving an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock of the Corporation from 25 million to 50 million shares;

         (3) ratifying the adoption of the Corporation's 2000 Incentive Awards Plan;

         (4) approving the appointment of Weinstein Spira & Company, P.C. as the Corporation's independent auditors for the ensuing year; and

         (5) transacting such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         During the Meeting a report will be given on the operations of the Corporation. Directors and executive officers of the Corporation will be present to respond to any questions that shareholders may have.

         Please fill out, sign, date and return the enclosed Proxy Card promptly. If you attend the Meeting and wish to vote your shares personally, you may revoke your proxy at that time. The holders of record of Common Stock at the close of business on May 3, 2000 will be entitled to vote at the Meeting and at any adjournments thereof. Proxy soliciting material is first being mailed or given to shareholders on or about May 5, 2000.

         Your interest is very much appreciated.

                               By Order of the Board of Directors,



May 5, 2000                    Peter C. Vanucci, Chairman of the Board


        YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO VOTE YOUR SHARES, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                        AFFILIATED RESOURCES CORPORATION
                       3050 Post Oak Boulevard, Suite 1080
                              Houston, Texas 77056
                             Telephone: 713/355-8940
                             Facsimile: 713/355-8949

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on June 7, 2000

                                 PROXY STATEMENT


         This Proxy Statement and accompanying Proxy are being furnished in connection with the solicitation by the Board of Directors of Affiliated Resources Corporation (the "Corporation") of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Wednesday, June 7, 2000 at the Doubletree Hotel, 2001 Post Oak Boulevard, Houston, Texas 77056, at 10:00 a.m. Houston time, and at any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy are being mailed on or about May 5, 2000, to shareholders of record on May 3, 2000.

         SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Your executed Proxy may be revoked at any time before it is exercised by filing with the Secretary of the Corporation, at the Corporation's principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date. The execution of the enclosed Proxy will not affect your right to vote in person, should you find it convenient to attend the Meeting and desire to vote in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a Proxy.

         The purposes of the Annual Meeting are (i) to elect five directors to serve one-year terms until the next Annual Meeting which will be held on or about May 10, 2001, and until their respective successors shall be elected and qualified; (ii) to approve an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock of the Corporation from 25 million to 50 million shares; (iii) to ratify the adoption of the Corporation's 2000 Incentive Awards Plan; (iv) to approve the appointment of Weinstein Spira & Company, P.C. as the Corporation's independent auditors; and
(v) to act on any other matters that may come before the shareholders.

         The Corporation intends to solicit proxies principally by the use of the mails and will bear all expenses in connection with such solicitations. In addition, some of the directors, officers and regular employees of the Corporation may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements have been made with banks, brokerage houses and other custodians and nominees to forward copies of the Proxy Statement and the Corporation's Annual Report for the fiscal year ended December 31, 1999 to persons for whom they hold stock of the Corporation and to request authority for the execution of proxies. The Corporation will reimburse the foregoing persons for their reasonable expenses, upon request.

                                VOTING SECURITIES

         On May 3, 2000, the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, 18,742,858 shares of the Corporation's Common Stock were outstanding. The Common Stock is the only class of stock of the Corporation outstanding and entitled to vote at the Meeting. Shareholders are entitled to one vote per share on all matters to be considered at the Meeting.

         In accordance with the Corporation's Articles of Incorporation, one-third of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Except as otherwise specified by law, if a quorum is present, the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Shareholders are entitled to cumulative voting in the election of directors or otherwise, so any shareholder may cumulate the number of votes he has for all five directors and allocate them in favor of one or more of the director nominees. Directors are elected by a plurality of the votes cast by the shares entitled to vote.

         All duly executed proxies will be voted in accordance with the instructions thereon. If no specification is made, the proxy will be voted "FOR" the nominees, approval of the amendment to the Corporation's charter, ratification of the 2000 Incentive Awards Plan and approval of Weinstein Spira & Company, P.C. as the Corporation's independent auditors. Abstentions and broker "non-votes" will be counted as being represented at the Meeting for quorum purposes but will not have an effect on the vote. As to any other business which may properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. Management of the Corporation does not presently know of any other such business.

         If the shares represented in person or by proxy at the Meeting are not sufficient to constitute a quorum, the Corporation may adjourn the Meeting without notice other than by announcement at the Meeting, to permit the Corporation to continue soliciting proxies. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Annual Meeting in the manner set forth above.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Board of Directors proposes the election of five directors, each to hold office for a term of one year until the 2001 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The Board of Directors currently consists of the five nominees for director, each of whom has consented to serve if elected. Although it is not anticipated that any of the nominees will decline or be unable to serve, if that should occur, the proxy holders may, in their discretion, vote for substitute nominees.

         Set forth below is certain information concerning the nominees for election as director of the Corporation at the Meeting, including all positions and offices with the Corporation held by each such person, the business experience of each during at least the past five years, and the age of each nominee on May 5, 2000.

         Peter C. Vanucci, 52, was elected to serve as Chairman of the Board and Chief Executive Officer of the Corporation effective as of February 15, 1998. From 1990 until 1998, Mr. Vanucci held the position of President and a Director of Wexford, Inc., a privately held corporation specializing in business and property evaluation, ad valorem tax consulting, real estate development and financial consulting.

         Michael R. Bradle, 35, was elected to serve as President and Chief Operating Officer of the Corporation on December 29, 1999. From 1990 to 1998, Mr. Bradle served as President of The Bradle Group, a private business consulting firm. During the period 1992 through 1999, Mr. Bradle served as President of American Archaeology Group, an organization that provided historic preservation consulting services; Chairman of Tejas Advocates, Inc., an organization involved in non-profit advocacy work; President of Bradle Oil and Gas, Inc., a privately held company located in Lampasas, Texas; and President of Lonestar Investment Management LLC ("Lonestar"), which served as the Managing General Partner of Seneca Energy Partners LP ("Seneca")and of Eagle Ridge Energy Partners LP ("Eagle Ridge"), organizations involved in oil and gas drilling and production. Upon accepting the position of President and Chief Operating Officer of the Corporation in December 1999, Mr. Bradle resigned as President of Lonestar and is now the Secretary/Treasurer of that company.

         Edward S. Fleming, 45, held the position of President and Chief Operating Officer of the Corporation for the period from May 1998 until December 29, 1999, and was first elected a director in December 1996. Prior to that time, Mr. Fleming held the positions of Acting President beginning in October 1997, in addition to his position as Vice President and Chief Financial Officer to which he was elected in December 1996. From 1993 to the present, Mr. Fleming has held the position of Geologic Science Advisor to the Astronaut Office, Johnson Space Center, and was primarily responsible for the planning, coordination and evaluation of military and civilian manned space observations of the Earth, including the management of all Army personnel assigned to the Space Center. He has an extensive background in systems administration of the SUN and UNIX programs, as well as experience in a wide variety of sophisticated remote sensing software packages.

           Harvey R. Hilderbran, 40, was elected to serve as a director of the Corporation in February 2000. For more than five years, Mr. Hilderbran has been a state representative in the Texas legislature. He is a licensed real estate broker in the state of Texas and is currently Executive Vice President of Briscoe Hall, Inc., an advertising agency. Mr. Hilderbran has also served as Executive Director of the Exotic Wildlife Association, a non-profit membership/trade organization.

         J. Thomas McManamon, 56, was elected to serve as a director in May 1998. Mr. McManamon has held the position of Director of the Science, Engineering, Mathematics and Aerospace Academy for the Cuyahoga Community College since January 1995. From 1992 to 1995, Mr. McManamon was a Financial Consultant with the firm of Butcher & Singer.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE AS DIRECTORS.

Vote Required

         The election of a director requires the approval of a plurality of the votes of the holders of the outstanding shares of the Corporation's Common Stock present at the Meeting, in person or by proxy, voting as a single class. Shareholders may cumulate their votes in the election of directors.

Meetings of the Board of Directors

          During  the  last  fiscal   year,   the  Board  of  Directors  of  the
Corporation, which consisted of three directors, held three meetings. Each director attended at least 75% of the meetings of the Board of Directors.

Standing Committees

         The Board of Directors has three standing committees, consisting of an Audit Committee, an Executive Committee and a Compensation Committee.

         The Audit Committee, which is composed of Messrs. Fleming and McManamon, meets with key management and the independent public accountants to review the internal controls of the Corporation and to review its financial reporting. The Audit Committee also recommends to the Board of Directors the appointment of the independent public accountants to serve as auditors in examining the financial statements of the Corporation. The Audit Committee is charged with the responsibility of reviewing and overseeing all material transactions and proposed transactions between the Corporation and one or more of its directors or executive officers, or their affiliates, with a view to assuring that all such transactions will be on terms no less favorable to the Corporation than would be available with unaffiliated third parties and ratified by a majority of independent directors who have no interest in such transactions.

         The Executive Committee, which is composed of Messrs. Bradle and Vanucci, has the authority to exercise all powers of the Board of Directors in the management of the business and affairs of the Corporation during intervals between meetings of the Board of Directors, except that it has no authority to propose amendments to the Restated Articles of Incorporation, adopt an agreement of merger or consolidation, recommend to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's assets or its dissolution, or amend the Bylaws.

         The Compensation Committee, which is composed of Messrs. Fleming and McManamon (i) makes recommendations to the Board of Directors concerning the election of the Corporation's officers, (ii) reviews the employee compensation and benefit plans and sets the compensation for officers of the Corporation,
(iii) awards bonuses to officers of the Corporation, (iv) assumes responsibility for all broad-based compensation and benefit programs of the Corporation and (v) administers the Corporations's award compensation plans.

         Non-employee directors are reimbursed for reasonable expenses incurred in connection with attendance at any meetings of the Board of Directors of the Corporation. Additional compensation has been awarded Messrs. Hilderbran and McManamon for their service as directors in the form of options to purchase up to 500,000 and 250,000 shares, respectively, of Common Stock at $.50 per share. One half of Mr. Hilderbran's, and all of Mr. McManamon's, options are immediately exercisable.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table sets forth certain information regarding the executive officers of the Corporation. Each officer serves at the pleasure of the Board of Directors.

Name                            Age      Position Held with Corporation                   Year Named to Position
----                            ---      ------------------------------                   ----------------------
Peter C. Vanucci                52       Chairman & Chief Executive Officer               March 1998
Michael R. Bradle               35       President & Chief Operating Officer              December 1999
Virginia M. Lazar (1)           48       Executive Vice President & Secretary             May 1998
Catherine A. Tamme(2)           46       Vice President & Chief Financial Officer         February 2000
Barry Goverman(3)               55       Sr. Vice President & Chief                       February 2000
                                         Communications Officer

(1) Prior to joining the Corporation, Ms. Lazar was the President of Corporate Administrative Services, Inc., a corporation engaged in providing consulting and administrative services in the areas of corporate governance and securities compliance to public and private companies, from January 1996 through May 1998. From 1987 through 1995, Ms. Lazar held the position of Corporate Secretary of Petrominerals Corporation, a publicly held corporation located in Tustin, California. Ms. Lazar's Employment Agreement with the Corporation is currently the subject of negotiation.

(2) Prior to joining the Corporation, Ms. Tamme was a Loan Officer with Resource One Mortgage in Beachwood, Ohio from September through November 1999, a Senior Loan Officer at Northern Mortgage Company of Cleveland in Cleveland, Ohio from 1997 to September 1999 and a Retail Lending Officer with National City Bank in Cleveland, Ohio from 1984 to 1997.

(3) Prior to joining the Corporation, Mr. Goverman was employed by USA Biomass Corporation, a green waste recycling company, since 1983, where he held the position of Vice President and Chief Communications Officer.

                           SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to certain of the Corporation's executive officers during the last three completed fiscal years.

                                                             Annual Compensation
                                                                                     Other Annual          All Other
Name and Principal Position                Year         Salary          Bonus        Compensation         Compensation
---------------------------                ----         ------          -----        ------------         ------------
Peter C. Vanucci, Chairman and           1999          $ 125,000
Chief Executive Officer (1)              1998             57,292
Edward S. Fleming, President             1999
and Chief Operating Officer (2)          1998
Virginia M. Lazar, Executive             1999             90,000
Vice President and Secretary (3)         1998             46,250
David L. Deerman, President,             1999            108,000
ChemWay Systems, Inc. (4)                1998

(1) Mr. Vanucci's salary has been accrued for calendar years ended December 31, 1999 and 1998. See "Option Grants in Last Fiscal Year" for a description of options granted to Mr. Vanucci.

(2) Mr. Fleming is not a full-time employee; no salary has been paid or accrued for him at this time. Mr. Fleming resigned as President and Chief Operating Officer of the Corporation on December 29, 1999. See "Option Grants in Last Fiscal Year" for a description of options granted to Mr. Fleming.

(3) Ms. Lazar's salary has been accrued for the calendar years ended December 31, 1999 and 1998. See "Option Grants in Last Fiscal Year" for a description of options granted to Ms. Lazar.

(4) Mr. Deerman, who served as president of one of the Corporation's principal subsidiaries, resigned as of March 1, 2000.

         During the calendar year ended December 31, 1999, the Corporation provided travel and entertainment expenses to its executive officers and key employees. The aggregate amount of such compensation, as to any executive officer or key employee, did not exceed the lesser of $50,000 or 10% of the cash compensation paid to or accrued for such executive officer or key employee, nor did the aggregate amount of such other compensation exceed 10% of the cash compensation paid to or accrued for all executive officers or key employees as a group.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information with respect to the grant of options under the Corporation's 1997 Non-Statutory Stock Option Plan and Incentive Stock Option Plan during the fiscal year ended December 31, 1999, to the persons named in the Summary Compensation Table.


                                            % of total         Exer-
                          Number of         options            cise or     Market
                          securities        granted to         base        Price Per
                          underlying        employees          price       Share on
Name                      options           in                  per        Grant            Expiration       Grant Date
----
                          granted           fiscal year        share       Date             Date             Value
                          -----------       -----------        ------      ------------     ------------     -----
Peter C. Vanucci                  1,000,000        36%             .50          .2656              5/01/2002 $ 265,600
Michael R. Bradle                   800,000        28%             .50          .2656              5/15/2003   212,480
Edward S. Fleming                   350,000        18%             .20          .2656              5/01/2002    92,960
                                    150,000                        .50          .2656              5/01/2002    39,840
Virginia M. Lazar                   500,000        18%             .50          .2656              5/15/2003   132,800


          AGGREGATE OPTION HOLDINGS AND CALENDAR YEAR END OPTION VALUES


                              Shares                   Number of securities                  Value of unexercised
                            acquired        Value      underlying unexercised                in-the-money options
                                 on         Real-      options at calendar year-end          at calendar year-end
Name                        Exercise        ized       Exercisable/Unexercisable             Exercisable/Unexercisable
----                        ----------      -------    -------------------------             -------------------------
Peter C. Vanucci                   -            -                   1,000,000/0                       0
Michael R. Bradle                  -            -                    800,000/0                        0
Edward S. Fleming                  -            -                    500,000/0                   $ 385,000/0
Virginia M. Lazar                  -            -                    500,000/0                         0
David L. Deerman                   -            -                    0/250,000                         0

Employment Agreements

         On January 3, 2000, Mr. Vanucci entered into an Employment Agreement with the Corporation providing for an annual salary of $125,000, a signing bonus of $25,000, a monthly auto allowance of $500 and a retention bonus of $20,000 payable on the first anniversary of his employment if neither Mr. Vanucci nor the Corporation has given the other notice of termination. The term of his employment is two years. In the event Mr. Vanucci is terminated without cause, he will receive a lump sum payment equivalent to one year's annual salary. Mr. Vanucci was also granted an option to purchase up to 500,000 shares of the

Common Stock of the Corporation at an exercise price of $.50 per share, subject to a vesting schedule which will allow Mr. Vanucci to exercise his option to purchase 50% of the shares following the completion of corporate restructuring of operations and the preparation of a preferred offering, and the remaining 50% if, within Mr. Vanucci's employment term, the price of the Common Stock of the Corporation reaches $2.00 per share.

         On January 3, 2000, Mr. Bradle entered into an Employment Agreement with the Corporation providing for an annual salary of $120,000, a signing bonus of $25,000, a monthly auto allowance of $500 and a retention bonus of $20,000 payable on the first anniversary of his employment if neither Mr. Bradle nor the Corporation has given the other notice of termination. The term of his employment is two years. In the event the Mr. Bradle is terminated without cause, he will receive a lump sum payment equivalent to one year's annual salary. Mr. Bradle will also be entitled to purchase up to 500,000 shares of the Common Stock of the Corporation at an exercise price of $.50 per share, subject to a vesting schedule which will allow Mr. Bradle to exercise his option to purchase 50% of the shares following the completion of corporate restructuring of operations and the preparation of a preferred offering and the remaining 50% if, within Mr. Bradle's employment term, the price of the Common Stock of the Corporation reaches $2.00 per share.

         On December 27, 1998, David L. Deerman entered into an Employment Agreement with the Corporation providing for an annual salary of $108,000, a signing bonus of $20,000 and a monthly auto allowance of $500. Mr. Deerman was also granted an option to purchase up to 250,000 shares of the Common Stock of the Corporation, subject to certain terms and conditions under his Employment Agreement. Mr. Deerman resigned as of March 1, 2000.

         On December 28, 1999, Virginia M. Lazar entered into an Employment Agreement with the Corporation providing for an annual salary of $90,000 and a monthly auto allowance of $500. In the event of her termination without cause, Ms. Lazar will be entitled to receive a lump sum payment equivalent to one year's annual salary. In the event of a change of control, all accrued but unpaid salary of the executive shall be paid to her within 15 days after the consummation of the transaction causing the change of control. That Employment Agreement is currently the subject of negotiation between the Corporation and Ms. Lazar.

                               SECURITY OWNERSHIP
                          OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Corporation's Common Stock as of May 3, 2000 by each person or entity known to the Corporation to own beneficially 5% or more of the Corporation's Common Stock, each of the Corporation's directors and executive officers, and all executive officers and directors as a group. Unless otherwise indicated in the footnotes below, each person has sole voting and investment power over the shares indicated.

                                                                        Amount and                 Percent of Total
                       Name and Address of                               Nature of                      Outstanding
Title of Class              Beneficial Owner                       Beneficial Interest            Voting Securities
---------------        -----------------------                     --------------------           -----------------
$.003 par value        Way Energy Inc. (1)                               2,500,000                  10.88%
Common Stock           P.O. Box 2480
                       Bay City, Texas 77404
$.003 par value        Merity International, Inc.                         946,341                    4.12%
Common Stock           1647 Dick Bay, Box RR #3
                       Dickinson, Texas 77539
$.003 par value        Peter C. Vanucci (2)                              1,000,000
Common Stock           8221 Brecksville Road, Ste 207                                                4.35%
                       Brecksville, Ohio 44141
$.003 par value        Michael R. Bradle (3)                             2,025,000                   8.82%
Common Stock           1211 West 4th Street
                       Lampasas, Texas 76550
$.003 par value        J. Thomas McManamon (4)                            250,000                    1.09%
Common Stock           8221 Brecksville Road, Ste 207
                       Brecksville, Ohio 44141
$.003 par value        Edward S. Fleming (5)                              500,000                    2.18%
Common Stock           3050 Post Oak Blvd, Ste 1080
                       Houston, Texas 77056
$.003 par value        Harvey R. Hilderbran(6)                            250,000                    1.09%
Common Stock           301 Junction Hwy., Ste 333
                       Kerrville, Texas 78028
$.003 par value        Virginia M. Lazar (7)                              596,750                    2.60%
Common Stock           3050 Post Oak Blvd, Ste 1080
                       Houston, Texas 77056
$.003 par value        Barry Goverman (8)                                 500,000                    2.18%
Common Stock           42 Brentwood Drive
                       North Easton, Massachusetts
                       02072
$.003 par value        Catherine A. Tamme (9)                             200,000                    .87%
Common Stock           8221 Brecksville Road, Ste 207
                       Brecksville, Ohio 44141
$.003 par value        All executive officers and                        5,321,750                  23.17%
Common Stock           directors as a group ( 8  persons)


(1) Includes 1,500,000 shares held of record and the right to receive an additional 1,000,000 shares held in escrow.

(2)      Represents  an  immediately   exercisable  option  to  purchase  up  to
         1,000,000 shares at an exercise price of $.50 per share.

(3) Includes an immediately exercisable stock option to purchase up to 800,000 shares of the Common Stock of the Corporation at an exercise price of $.50 per share granted Mr. Bradle under his employment agreement, and 800,000 shares and an immediately exercisable option to purchase up to 425,000 additional shares at $.10 per share owned of record by Lonestar. Mr. Bradle may be considered to own beneficially the shares held of record by Lonestar.

(4) Represents a stock option to purchase up to 250,000 shares of the Common Stock of the Corporation at an exercise price of $.50 per share.

(5) Includes a stock option to purchase up to 350,000 shares of the Common Stock of the Corporation at an exercise price of $.20 per share; and 150,000 shares of the Common Stock of the Corporation at an exercise price of $.50 per share.

(6) Represents a stock option to purchase up to 250,000 shares of the Common Stock of the Corporation at an exercise price of $.50 per share.

(7) Represents a stock option to purchase up to 500,000 shares of the Common Stock of the Corporation at an exercise price of $.50 per share.

(8) Represents a stock option to purchase up to 500,000 shares of the Common Stock of the Corporation at an exercise price of $.50 per share.

(9) Represents a stock option to purchase up to 200,000 shares of the Common Stock of the Corporation at an exercise price of $.50 per share.

                            CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS

         On  December  30,  1999,  the  Corporation   acquired  an  85%  limited
partnership interest in Seneca for 800,000 shares of Common Stock of the Corporation and a stock option to purchase up to 425,000 additional shares at an exercise price of $.10 per share. Michael R. Bradle, the Corporation's President and Chief Operating Officer, was the President of Lonestar, which served as the managing general partner of Seneca. Mr. Bradle resigned as the President of Lonestar when he accepted the position of President and Chief Operating Officer of the Corporation, and now serves as Secretary/Treasurer of Lonestar.

         The purpose of the acquisition of the limited partnership interest in Seneca was to provide the Corporation with the organizational and management core of an energy division. By focusing on the acquisition of working interests in producing oil and gas wells and by selective offset drilling in established fields, Seneca's strategy is to add significantly to its reserves, generate consistent revenues and thus build the overall book value of the partnership. Seneca's reserves at the time of acquisition were estimated to be $121,853. In addition to these reserves, the Corporation acquired access to significant expertise in the energy industry and the progress made by Seneca on the negotiation of significant oil and gas leases.


                                   PROPOSAL 2
                        APPROVAL OF AMENDMENT TO CHARTER
                          INCREASING AUTHORIZED COMMON

         The Board of Directors of the Corporation has adopted resolutions approving and recommending to the shareholders of the Corporation for their approval an amendment to the Restated Articles of Incorporation of the Corporation which would increase the number of shares of authorized Common Stock from 25 million to 50 million. If the amendment to the Corporation's charter is approved by the requisite vote of the shareholders, it will become effective at the time of the filing of the Amendment with the Colorado Corporation Commission. The form of amendment is set forth as Exhibit A hereto.

Reasons for the Charter Amendment

         The Board of Directors has determined that the current number of authorized shares is insufficient to meet the long term goals of the Corporation of growth through acquisitions. Additional authorized shares are also necessary to provide sufficient shares under the Corporation's stock option plans to provide an incentive to employees, directors and other persons affiliated with the Corporation. Finally, additional shares of Common Stock would be necessary for the Corporation to issue preferred stock convertible into Common Stock, either in connection with acquisitions or in the sale of equity to raise capital.

         THE BOARD OF DIRECTORS RECOMMENDS APPROVAL AND ADOPTION OF THE CHARTER AMENDMENT PROPOSAL AND URGES EACH SHAREHOLDER TO VOTE "FOR" THE ADOPTION OF THIS PROPOSAL.

Vote Required

         Approval of Proposal No. 2 requires the affirmative vote of the holders of a majority of the shares of the Corporation's Common Stock present at the Meeting, in person or by proxy, voting as a single class.

                                   PROPOSAL 3
                   RATIFICATION OF 2000 INCENTIVE AWARDS PLAN

General

         On May 3, 2000 (the "Effective Date"), the Corporation's Board of Directors adopted the Affiliated Resources Corporation 2000 Incentive Awards Plan (the "Plan"),subject to stockholders' approval of the Plan within one year of such date by a majority of the votes cast at a duly held meeting of the stockholders . Upon approval of the Plan by the stockholders, all awards granted under the Plan on or after the Effective Date shall be fully effective as if the stockholders had approved the Plan on the Effective Date. The Board of Directors has recommended to the stockholders of the Corporation ratification of the adoption of that Plan. The Plan provides for the issuance of a total of up to 3,000,000 shares of Common Stock of the Corporation to employees, directors, consultants and to others whose participation in the Plan is determined to be in the best interests of the Corporation. Generally, shares subject to an award that remain unissued upon expiration or cancellation of the award are available for other awards under the Plan. The full text of the Plan is set forth in Exhibit B hereto.

Awards under the Plan

         Awards under the Plan may be made in the form of (i) incentive stock options, (ii) non-qualified stock options (incentive and non-qualified stock options are collectively referred to as "Options"), (iii) restricted stock, (iv) performance shares or (v) any combination thereof. Awards may be granted to such directors, employees and consultants of the Corporation (collectively, "Eligible Persons") as the Board shall in its discretion select. Only employees of the Corporation are eligible to receive grants of incentive stock options.

Administration

         The Plan is administered by the Board of Directors unless and until that responsibility is delegated by the Board to the Compensation Committee. The Board is authorized to construe, interpret and implement the provisions of the Plan, to select the Eligible Persons to whom awards will be granted, to determine the terms and provisions of awards and, with the consent of the grantee, to cancel and re-grant outstanding awards. The determinations of the Board are made in its sole discretion and are conclusive.

Grants under the Plan

         Options. The Board determines the terms and conditions of each Option. The purchase price per share payable upon the exercise of an Option (the "Option Exercise Price") is established by the Board, and, in the case of an incentive stock option the Option Exercise Price must be equal to at least 100% of the fair market value of a share of the Common Stock on the date of grant. The Option Exercise Price is payable in cash, by surrender of shares of Common Stock having a fair market value on the date of the exercise equal to part or all of the Option Exercise Price, or by a combination of cash and such shares, as the Board may determine.

         Each Option granted under the Plan shall terminate and all rights to purchase Common Stock thereunder shall cease upon the expiration of ten years from the grant date, unless a shorter period is provided by the Board (the "Option Term"). Unless otherwise expressly approved by the Board, Options shall become vested at the following schedule so long as the grantee has not experienced a termination of employment prior to such anniversary date: no more than 25% of the total number of shares optioned on the first anniversary of the Grant Date; no more than 50% of the total number of shares optioned on the second anniversary of the Grant Date; no more than 75% of the total number of shares optioned on the third anniversary of the Grant Date; and 100% of the total number of shares optioned on and after the fourth anniversary of the Grant Date. Options that have not vested may not be exercised.

         Restricted Stock. The Board may grant restricted shares of Common Stock to Eligible Persons subject to such terms and conditions (which may depend on or be related to performance goals and other conditions) as the Board shall determine. The certificates for the shares of Common Stock covered by a restricted stock award remain in the possession of the Corporation until such shares are free from restrictions. The grantee of restricted stock shall have all rights and privileges of a stockholder as to such restricted stock, including the right to receive dividends and the right to vote such shares, except that the following restrictions shall apply: (i) the grantee shall not be entitled to delivery of the certificate until the expiration of the restricted period; and (ii) none of the shares of restricted stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period.

         Performance Shares. The Board may grant performance share awards to Eligible Persons under such terms and conditions as the Board shall determine. Performance share awards entitle the grantee to acquire shares of Common Stock of the Corporation, or to be paid the value thereof in cash, as the Board shall determine, if specified performance goals are met. The grantee of a performance share award will have the rights of a shareholder only as to shares for which a certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.

Termination of employment or service

         Options. In the case of termination of employment (other than a Dismissal for Cause (as defined in the Plan)), unless otherwise provided in an Option agreement and other than upon death or disability, Options otherwise exercisable on the date of the termination of employment will remain exercisable for a period equal to the shorter of three months or the remaining Option term. If a grantee dies while employed by the Corporation or suffers a permanent and total disability, Options otherwise exercisable on the date of the termination of employment will remain exercisable for a period equal to the shorter of one year or the remaining Option term. Notwithstanding any other provision in the Plan or an Option agreement, in the event that a grantee's employment is terminated by reason of a Dismissal for Cause, the Award shall expire on the day immediately preceding the date of the first event giving rise to a Dismissal for Cause.

         Restricted Stock. If a termination of employment occurs with respect to a grantee prior to the expiration of the restricted period applicable to restricted stock, the shares still subject to restrictions shall be forfeited unless otherwise determined by the Board, and all rights of the grantee to such shares shall terminate without further obligation on the part of the Corporation.

         Performance Shares. Unless otherwise provided by the Board prior to termination of employment, the rights of a grantee of a performance share award will automatically terminate upon the grantee's termination of employment for any reason.

Tax consequences.

         The following description of the tax consequences of awards under the Plan is based on present Federal tax laws, and does not purport to be a complete description of the tax consequences of the Plan.

         There are generally no Federal tax consequences either to the optionee or to the Corporation upon the grant of an Option. On the exercise of an incentive stock option, the optionee will not recognize any income, and the Corporation will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Internal Revenue Code of 1986, as amended (the "Code"). However, if the optionee disposes of shares acquired upon the exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Corporation will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares of Common Stock on the date of exercise over the Option Exercise Price (or the gain on sale, if less); the remainder of any gain, and any loss, to the optionee will be treated as capital gain or loss. If the shares are disposed of after the foregoing holding periods are met, the Corporation will not be entitled to any deduction, and the entire gain or loss will be treated as a capital gain or loss to the optionee. On exercise of a non-qualified stock option, the amount by which the fair market value of Common Stock on the date of exercise exceeds the Option exercise price will generally be taxable to the optionee as ordinary income and will generally be deductible for tax purposes by the Corporation. The disposition of shares upon exercise of a non-qualified option will generally result in capital gain or loss to the optionee but will have no tax consequences to the Corporation.

         An award of restricted stock or performance shares generally will not result in income for the grantee or in a tax deduction for the Corporation until such time as the shares are no longer subject to forfeiture unless the grantee elects otherwise. At that time, the grantee generally will recognize ordinary income equal to the fair market value of the shares less any amount paid for them, and the Corporation generally will be entitled to a tax deduction in the same amount.

         Section 162(m) of the Code limits the deduction which the Corporation may take for otherwise deductible compensation payable to certain executive officers to the extent that compensation paid to such officers for a year exceeds $1 million, unless such compensation meets certain requirements. Although the

Corporation believes that compensation realized from options granted under the Plan generally will satisfy the requirements of Section 162(m) of the Code, there is no assurance that such awards will satisfy such requirements. The deduction for compensation resulting from a restricted stock award will be subject to the limitation imposed by Code Section 162(m).

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE 2000 INCENTIVE AWARDS PLAN.

Vote Required

         Approval of Proposal No. 3 requires the affirmative vote of the holders of a majority of the shares of the Corporation's Common Stock present at the Meeting, in person or by proxy, voting as a single class.

                                   PROPOSAL 4
                           APPROVAL OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board of Directors has appointed the firm of Weinstein Spira & Company, P.C., Independent Public Accountants, as the Corporation's auditors for the ensuing year, subject to the approval of the shareholders. Weinstein Spira & Company, P.C. has served as the Corporation's auditors since August 1998. Prior to August 1998, Smith & Company served as the Corporation's auditors for the fiscal years ended June 30, 1995, 1996 and 1997, and the subsequent period until July 31, 1998. The Corporation expects to have a representative of Weinstein Spira & Company, P.C. in attendance at the 2000 Annual Meeting of Shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF WEINSTEIN SPIRA & COMPANY, P.C.

Vote Required

         Approval of the appointment of Weinstein Spira & Company, P.C. as the independent auditors of the Corporation requires the affirmative vote of the holders of a majority of the shares of the Corporation's Common Stock present at the meeting, in person or by proxy, voting as a single class.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         From time to time the shareholders of the Corporation submit proposals which they believe should be voted upon by the shareholders. The Securities and Exchange Commission has adopted regulations which govern the inclusion of such proposals in the Corporation's annual proxy materials. All such proposals must be submitted to the Corporate Secretary not later than February 1, 2001, in order to be considered for inclusion in the proxy materials for the Corporation's Annual Meeting of Shareholders to be held in May 2001.
                                 OTHER BUSINESS

         The Corporation does not intend to present any other business for action at the Annual Meeting and does not know of any other business intended to be presented by others. Should any other matters come before the meeting, the Proxies will be voted by the persons authorized therein, or their substitutes, in accordance with their best judgment on such matters.

                          ANNUAL REPORT ON FORM 10-KSB

         The Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission, is being mailed concurrently with the mailing of this Proxy Statement to shareholders of record on or about May 5, 2000. The cost of furnishing such Annual Report on Form 10-KSB and of making this proxy solicitation will be borne by the Corporation. Copies of exhibits to the Annual Report on Form 10-KSB are available, but a reasonable handling fee will be charged to the requesting shareholder. Each written request must set forth a good faith representation that, as of the record date, the person making the request is a beneficial owner of the Corporation's Common Stock and entitled to vote at the Annual Meeting. Shareholders should direct their written request to the Corporation, Attention:
Secretary, 3050 Post Oak Boulevard, Suite 1080, Houston, Texas 77056.


                              BY ORDER OF THE BOARD OF DIRECTORS




Dated:   May 5, 2000          Peter C. Vanucci, Chairman of the Board

                                                                       Exhibit A
                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION

         Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of the corporation is Affiliated Resources Corporation.

         SECOND: The following amendment to the Articles of Incorporation was approved by the Board of Directors and adopted by a vote of the shareholders on June 7, 2000, as prescribed by the Colorado Business Corporation Act. The number of shares voted for the amendment was sufficient for approval.

         The first paragraph of Article Third of the Restated Articles of Incorporation shall be amended to read as follows:

         (a) The aggregate number of shares which the corporation shall have authority to issue is Sixty Million (60,000,000)shares, divided between Fifty Million (50,000,000) shares of Common Stock,$.003 par value, and Ten Million (10,000,000) shares of Preferred Stock, $1.00 par value. No shares shall be issued until consideration therefor has been received, and all shares, when and as issued, shall thereafter be non-assessable.

         THIRD: No exchange, reclassification or cancellation of issued shares is effected by this amendment

                            AFFILIATED RESOURCES CORPORATION


                            By_______________________________________
                                     Peter C. Vanucci, Chairman of the Board
                                     and Chief Executive Officer

                                                                       Exhibit B

                        AFFILIATED RESOURCES CORPORATION

                           2000 INCENTIVE AWARDS PLAN

         AFFILIATED   RESOURCES   CORPORATION,   a  Colorado   corporation  (the
"Company"), sets forth herein the terms of the 2000 Incentive Awards Plan (the "Plan") as follows:

                                   1. PURPOSE

         Under the Plan, Awards may be granted to Eligible Persons to purchase or otherwise obtain shares of the Company's capital stock. The Plan is designed to enable the Company to attract, retain and motivate its employees, consultants and others by providing for or increasing the proprietary interests of such persons in the Company.

                                 2. DEFINITIONS

         For purposes of interpreting the Plan and related documents (including Agreements), the following definitions shall apply:

         2.1. "AFFILIATE" means the Company and any company or other trade or business that is controlled by or under common control with the Company, determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder, or is an affiliate of the Company within the meaning of Rule 405 of Regulation C under the Securities Act.

         2.2. "AGREEMENT" means the award agreement under which the Grantee accepts the Award terms and conditions and receives an Award pursuant to the Plan.

         2.3. "AWARD" means individually, collectively or in tandem, an incentive award granted under the Plan, whether in the form of Options, Restricted Stock Awards, or performance shares, or such other form and subject to such terms as the Committee may determine.

         2.4. "AWARD PRICE" means the purchase price for each share of Common Stock subject to an Award.

         2.5.     "BOARD" means the Board of Directors of the Company.

         2.6. "CODE" means the Internal Revenue Code of 1986, as amended. Any section thereof referenced in the Plan or an Agreement shall include the rules and regulations thereunder, and any successor provisions thereto.

         2.7. "COMMITTEE" means the Compensation Committee of the Board, which must consist of no fewer than two members of the Board who satisfy the definition under Rule 16b-3 of the Exchange Act for "nonemployee director".

         2.8. "COMMON STOCK" means common stock, par value $.01, issued by the Company.

         2.9. "COMPANY" means Affiliated Resources Corporation, a Colorado corporation, any Affiliates and any other entity as determined by the Committee.

         2.10. "EFFECTIVE DATE" means May 3, 2000, the date of adoption of the Plan by the Board.

         2.11.    "ELIGIBLE PERSON" is defined in Section 5.

         2.12.    "EMPLOYER" means the Company.

         2.13. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. Any section thereof referenced in the Plan or an Agreement shall include the rules and regulations thereunder, and any successor provisions thereto.

         2.14. "FAIR MARKET VALUE" means the value of each share of Common Stock subject to the Plan determined as follows: (a) if on the Grant Date or other determination date the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the Fair Market Value of the shares of Common Stock shall be the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day); or (b) if no sale of the shares of Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Common Stock are not listed on such an exchange, quoted on such System or traded on such a market, Fair Market Value shall be determined by the Board or Committee in good faith.

         2.15. "GRANT DATE" means for a particular Award (i) the date as of which the Committee approves the Award or (ii) any other date specified by the Committee, if any.

         2.16. "GRANTEE" means an individual to whom one or more Awards have been granted.

         2.17. "INCENTIVE STOCK OPTION" or "ISO" means an incentive stock option within the meaning of Section 422 of the Code. Any Option that is not specifically designated as an Incentive Stock Option shall under no circumstances be considered an Incentive Stock Option.

         2.18. "NONQUALIFIED STOCK OPTION" means any Option that does not qualify under Section 422 of the Code.

         2.19. "OPTION" means an option granted by the Company to purchase Common Stock pursuant to the provisions of the Plan, including ISOs and Nonqualified Stock Options.

         2.20. "OPTION PERIOD" means the period during which Options may be exercised as defined in Section 12.

         2.21. "OPTION TERM" means the period defined under Section 12 herein.

         2.22. "PLAN" means this Affiliated Resources Corporation 2000 Incentive Awards Plan, as amended.

         2.23. "RESTRICTED PERIOD" means the period of time from the Grant Date of Restricted Stock until the lapse of restrictions attached thereto under the terms of the Agreement granting such Restricted Stock, pursuant to the provisions of the Plan or by action of the Committee.

         2.24. "RESTRICTED STOCK" shall mean an Award granted by the Committee entitling the Grantee to acquire, at no cost or for a purchase price determined by the Committee at the time of grant, shares of Common Stock which are subject to restrictions in accordance with the provisions hereof.

         2.26. "SECURITIES ACT" means the Securities Act of 1933, as now in effect or as hereafter amended. Any section thereof referenced in the Plan or an Agreement shall include the rules and regulations thereunder, and any successor provisions thereto.

         2.27. "STOCKHOLDER" means a holder of record of at least one share of the voting stock of the Company.

         2.28. "TERMINATION OF EMPLOYMENT" means that event when a person is no longer employed by or continuously providing services to the Company or any Affiliate as an employee, advisor, consultant or otherwise. The Committee may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan; (b) the impact, if any, of any such leave of absence on Awards theretofore made under the Plan; and (c) when a change in a nonemployee's association with the Company constitutes a termination of employment for purposes of the Plan. Such determinations of the Committee shall be final, binding and conclusive.

                                3. ADMINISTRATION

         3.1      ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Board unless and until the Board appoints the Compensation Committee or another committee of the Board to administer the Plan. Until the appointment of such a committee, the term "Committee" when used herein with respect to the administration of the Plan shall be deemed to mean the Board.

         3.2      SCOPE OF AUTHORITY

         The Committee shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award granted or Agreement entered into hereunder, and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award or Agreement entered into hereunder. Actions of the Committee shall be taken by the vote of a majority of its members; provided, however, that the Plan shall be administered so that Awards granted under the Plan will qualify for the benefits provided by Rule 16b-3 (or any successor rule) under the Exchange Act and Section 162(m) of the Code, and the regulations thereunder to the extent the Committee intends such grant to qualify under Section 162(m). The interpretation and construction by the Committee of any provision of the Plan or of any Award granted or Agreement entered into hereunder shall be final and conclusive.

         3.3      NO LIABILITY

         No member of the Board or of the Committee shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan or any Option granted or Agreement entered into hereunder.

                             4. AWARDS; COMMON STOCK

         4.1      Awards

         Awards granted under the Plan may be Incentive Stock Options, Nonqualified Stock Options, Restricted Stock and performance shares, all as more fully set forth herein. No Incentive Stock Option may be granted to a person who is not an employee of the Company on the date of grant. Unless otherwise specified in a particular grant, Awards granted under the Plan are intended to qualify as performance-based compensation for the purposes of Section 162(m) of the Code.

         4.2      COMMON STOCK

         The stock that may be issued pursuant to Awards granted under the Plan shall be Common Stock, which shares may be treasury shares or authorized but unissued shares. The number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed in the aggregate three million (3,000,000) shares of Common Stock, which number of shares is subject to adjustment and increase. If any Award expires, terminates or is terminated for any reason prior to exercise in full, the shares of Common Stock that were subject to the unexercised portion of such Award shall be available for future Awards granted under the Plan. When the exercise price for an Award under this Plan is paid with previously outstanding shares or with shares as to which the Award is being exercised, as permitted in Section 12, only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. Shares of Common Stock delivered under the Plan in settlement, assumption or substitution of outstanding Awards (or obligations to grant future Awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is as a result of the Company or an Affiliate acquiring another entity (or an interest in another entity).

                                 5. ELIGIBILITY

         Awards may be granted under the Plan to all current and former officers and executive, administrative, technical or professional employees of the Company; to current and former directors or consultants of the Company; and to any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee (collectively, "Eligible Persons"). An individual may hold more than one Award, subject to such restrictions as are provided herein.

                         6. EFFECTIVE DATE AND PLAN TERM

         6.1      EFFECTIVE DATE

         The Plan is effective as of May 3, 2000, the date of adoption by the Board, subject to Stockholders' approval of the Plan within one year of such Effective Date by a majority of the votes cast at a duly held meeting of the Stockholders of the Company at which a quorum representing a majority of all outstanding Common Stock is present, either in person or by proxy, and voting on the matter; provided, however, that upon approval of the Plan by the Stockholders of the Company, all Awards granted under the Plan on or after the Effective Date shall be fully effective as if the Stockholders of the Company had approved the Plan on the Effective Date. If the Stockholders fail to approve the Plan within one year of such Effective Date, any Awards granted hereunder shall be null, void and of no effect.

         6.2      TERM

         The Plan shall terminate on the date ten (10) years after the Effective Date.

                               7. GRANT OF AWARDS

         7.1      AWARDS

         The Committee shall determine the type or types of Awards to be made to each Grantee. Awards may be granted singly, in combination or in tandem subject to restrictions set forth herein. Without limiting the foregoing, the Committee may at any time amend the terms of outstanding Awards or issue new Awards in exchange for the surrender and cancellation of outstanding Awards. The date on which the Committee approves the Award shall be considered the date on which such Award is granted, unless the Committee approves a separate grant date. The terms and conditions of the Awards granted under this Section shall be determined from time to time by the Committee, as set forth in the Agreement, and the conditions herein.

         7.2      NONQUALIFIED OPTIONS

         The Award Price for each share of Common Stock issuable pursuant a Nonqualified Stock Option shall be set by the Committee, but may not be less than par value.

         7.3      INCENTIVE STOCK OPTIONS

         The Award Price for each share of Common Stock issuable pursuant to an Incentive Stock Option may not be less than the Fair Market Value on the Grant Date.

         7.4      INCENTIVE STOCK OPTIONS - SPECIAL RULES

         Options granted in the form of ISOs shall be subject to the following provisions:

                  (a) No Incentive Option shall be granted pursuant to this plan more than ten (10) years after the Effective Date.

                  (b) An Option shall constitute an ISO only to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by any Grantee during any calendar year under the Plan and all other plans of the Grantee's employer Company and its parent and Affiliates does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which such Options were granted.

                  (c) If any Grantee to whom an ISO is to be granted pursuant to the provisions of the Plan is, on the date of grant, an individual described in Section 422(b)(6) of the Code, then the following special provisions shall be applicable to the Option granted to such individual:

                           (i) the  Award  Price of shares  subject  to such ISO
                  shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

                           (ii) the  Option  shall  not have a term in excess of
                  five (5) years from the date of grant.

         7.5      CHANGES IN LAW

         The Committee may establish rules with respect to, and may grant to Eligible Persons, Options to comply with any amendment to the Code made after the Effective Date.

                                  8. AGREEMENTS

         All Awards  granted  pursuant to the Plan shall be evidenced by written
Agreements in such form or forms as the Committee shall from time to time determine. Agreements covering Awards need not contain similar provisions; provided, however, that all such Agreements shall comply with the terms of the Plan and all applicable laws and regulations. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

                               9. RESTRICTED STOCK

         The Committee may in its sole discretion grant Restricted Stock to Eligible Persons, subject to the following provisions. At the time a grant of Restricted Stock is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock. Each grant of Restricted Stock may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant of Restricted Stock is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock. Such performance objectives shall be established in writing by the Committee prior to the ninetieth day of the year in which the grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on Common Stock price, market share, sales, earnings per share, return on equity or costs.

         Performance objectives may include positive results, maintaining the status quo or limiting economic losses. The Committee also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock. Restricted Stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock.

         9.1      RESTRICTIONS

         A Common Stock certificate representing the number of shares of Restricted Stock granted shall be held in custody by the Company for the Grantee's account. The Grantee shall have all rights and privileges of a Stockholder as to such Restricted Stock, including the right to receive dividends and the right to vote such shares, except that subject to the provisions below, the following restrictions shall apply: (i) The Grantee shall not be entitled to delivery of the certificate until the expiration of the Restricted Period; (ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period; (iii) the Grantee shall, if requested by the Company, execute and deliver to the Company, a Common Stock power endorsed in blank. If a Termination of Employment occurs with respect to a Grantee prior to the expiration of the Restricted Period applicable to such shares, shares of Restricted Stock still subject to restrictions shall be forfeited unless otherwise determined by the Committee, and all rights of the Grantee to such shares shall terminate without further obligation on the part of the Company.

         9.2      DELIVERY OF RESTRICTED SHARES

         At the end of the Restricted Period, a Common Stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered (less any amount in satisfaction of any withholding obligation), free of all such restrictions, except applicable securities laws, to the Grantee. The Company shall not be required to deliver any fractional shares of Common Stock but shall pay, in lieu thereof, the Fair Market Value (as of the date the restrictions lapse) of such fractional share to the Grantee. Notwithstanding the foregoing, the Committee may authorize the delivery of the Restricted Stock to a Grantee during the Restricted Period, in which event any Common Stock certificates in respect of any shares of Restricted Stock thus delivered to a Grantee during the Restricted Period applicable to such shares shall bear an appropriate legend referring to the terms and conditions, including the restrictions, applicable thereto.

                             10. PERFORMANCE SHARES

         The Committee may in its sole discretion grant performance share Awards to such individuals and under such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Such an Award shall entitle a Grantee to acquire shares of Common Stock of the Company, or to be paid the value thereof in cash, as the Committee shall determine, if specified performance goals are met. Performance shares may be awarded independently of or in connection with any other Award under the Plan. The Grantee of a performance share Award will have the rights of a shareholder only as to shares for which a certificate has been issued pursuant to the Award and not with respect to any other shares subject to the Award. Except as otherwise may be provided by the Committee at any time prior to Termination of Employment, the rights of a Grantee of a performance share Award shall automatically terminate upon the Grantee's Termination of Employment for any reason.

                                 11. AWARD PRICE

         The purchase price of each share of Common Stock subject to an Award shall be fixed by the Committee and stated in each Agreement.

                    12. TERM, VESTING AND EXERCISE OF AWARDS

         12.1     TERM

         Each Award granted under the Plan shall terminate and all rights to purchase Common Stock thereunder shall cease upon the expiration of ten (10) years from the Grant Date, as otherwise provided herein, or on such date prior thereto as may be fixed by the Committee and stated in the Agreement relating to such Award; provided, however, that in the event the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to Common Stock ownership of more than 10 percent), an Option granted to such Grantee which is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the Grant Date (collectively, the "Option Term").

         12.2     VESTING

         Unless otherwise expressly provided herein or in an Agreement approved by the Committee, Options granted hereunder shall become vested at the following schedule so long as the Grantee has not experienced a Termination of Employment prior to such anniversary date: no more than 25% of the total number of shares optioned on the first anniversary of the Grant Date; no more than 50% of the total number of shares optioned on the second anniversary of the Grant Date; no more than 75% of the total number of shares optioned on the third anniversary of the Grant Date; and 100% of the total number of shares optioned on and after the fourth anniversary of the Grant Date. Options that have not vested may not be exercised. All Awards that have not vested prior to Termination of Employment shall terminate and be of no further force and effect upon such Termination of Employment.

         12.3     EXERCISE BY GRANTEE

         Only the Grantee receiving an Award (or, in the event of the Grantee's legal incapacity or incompetency, the Grantee's guardian or legal representative, and in the case of the Grantee's death, the Grantee's estate) may exercise the Award.

         12.4     LIMITATIONS ON EXERCISE AND SALE; FORFEITURE

         The Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide in an Agreement that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding as the Committee shall determine (and as set forth in the Agreement relating to such Option). Any such limitation on the exercise of an Option contained in any Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option. The Committee may also include such other terms and conditions as it deems effect the purpose of the Plan and are in the best interest of the Company.

         12.5     METHOD OF EXERCISE

                  (a) An Award that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office addressed to the attention of the Committee (or such other person identified in an Agreement), of written notice of exercise, which notice shall specify the number of shares for which the Award is being exercised, and shall be accompanied by payment in full of the Award Price of the shares of Common Stock for which the Award is being exercised. Payment of the Award Price for the shares of Common Stock purchased pursuant to the exercise of an Award shall be made, as determined by the Committee and set forth in the Agreement pertaining to an Award, (i) in cash or by certified check payable to the order of the Company; (ii) to the extent the Company is not prohibited from purchasing or acquiring shares of Common Stock, through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Award Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in Sections 12.5(a)(i) and (ii) hereof, or such other method permitted by the Committee; provided, however, that the Committee may in its discretion at any time impose such limitations or prohibitions on the use of shares of Common Stock to exercise Awards as it deems appropriate. If and while payment with Common Stock is permitted for the exercise of an Award granted under this Plan in accordance with the foregoing provision, the instrument evidencing the Award may also provide that, in lieu of using previously outstanding shares therefor, the Grantee may pay the Award Price by directing the Company to retain so many of the underlying shares as have a market value on the date of exercise equal to the Award Price, and any such exercise will cause the surrender and cancellation of the Award to the extent of the shares so retained by the Company.

                  As soon as practical  after receipt of the  foregoing  written notice of exercise, full payment of the Award Price, and full payment of all amounts due to satisfy any applicable tax withholding requirements (which the Grantee shall be required to pay in cash, rather than by application of shares of Common Stock otherwise deliverable upon exercise of the Award), the Company shall deliver to the Grantee, in the Grantee's name, a certificate evidencing the number of shares of

         Common Stock purchased upon exercise of the Award. Any attempt to exercise any Award granted hereunder other than as set forth above shall be invalid and of no force and effect.

                  An Agreement may provide that payment in full of the Award Price need not accompany the written notice of exercise provided the notice directs that the Common Stock certificate or certificates for the shares for which the Award is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Award and, at the time such Common Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Award Price.

                  (b) Except as provided in Section 9.1, an individual holding or exercising an Award shall have none of the rights of a Stockholder until the shares of Common Stock covered thereby are fully paid and issued to such individual and, except as provided in Section 20 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

         12.6     FINANCIAL ASSISTANCE

         The Company is vested with authority under this Plan to assist any employee to whom an Award is granted hereunder in the payment of the Award Price payable on exercise of the Award, by lending part or all of the amount of such Award Price to such employee on such terms and at such rates of interest and upon such security (or no security) as shall have been authorized by or under authority of the Committee. The Company is under no obligation to provide such assistance, however.

                          13. TRANSFERABILITY OF AWARDS

         Unless otherwise expressly provided in an Agreement, no Award granted under the Plan may be sold, transferred, pledged, assigned, hypothecated or otherwise alienated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined under the Code or the Employee Retirement Income Security Act, as amended, or the rules thereunder. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 13 will be null and void. The designation of a beneficiary with respect to an Award shall not constitute a transfer for purposes of this Section.


                          14. TERMINATION OF EMPLOYMENT

         In the case of Termination of Employment (other than a Dismissal for Cause), unless otherwise provided in an Agreement and other than upon death or Disability (as hereafter defined), Awards otherwise exercisable on the date of the Termination of Employment will remain exercisable for a period equal to the shorter of three (3) months or the remaining Award Term. If, on the date of the Termination of Employment, the Grantee is not entitled to exercise the Grantee's entire Award, the Common Stock covered by the unexercisable portion of the Award shall revert to the Plan. If, after Termination of Employment, the Grantee does not exercise the Award within the time prescribed, the Award shall terminate and the Common Stock covered by such Award shall revert to the Plan. For purposes of the Plan, a Termination of Employment with the Company or an Affiliate shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any Affiliate.

         Notwithstanding any other provision in this Plan or an Agreement, in the event that a Grantee's employment is terminated by reason of a Dismissal for Cause, the Award shall expire on the day immediately preceding the date of the first event giving rise to a Dismissal for Cause. "Dismissal for

Cause" means Termination of Employment for: (a) theft or embezzlement of property of the Company; (b) fraud or other wrongdoing against the Company; (c) a conviction of a crime of moral turpitude; (d) receipt of consideration or acceptance of benefits from, or the participation in business activities with, persons doing business with the Company in violation of the business ethics of the Company; (e) malicious destruction of property of the Company; (f) improper disclosure of confidential information of the Company; (g) actively engaging in or working for a business in competition with the Company while employed by the Company; or (h) such other reason that has a material adverse effect on the Company. The Committee shall have the sole discretion to determine whether a Termination of Employment has occurred by reason of Dismissal for Cause.


                 15. RIGHTS IN THE EVENT OF DEATH OR DISABILITY

         15.1 DEATH

         If a Grantee dies while employed by the Company or an Affiliate, the executors, administrators, legatees or distributees of such Grantee's estate shall have the right (subject to the general limitations on exercise set forth in Section 12 hereof), at any time within one (1) year (unless otherwise provided in an Agreement) after the date of such Grantee's death and prior to the end of the Award Term, to exercise any Award held by such Grantee at the date of such Grantee's death, to the extent such Award was otherwise exercisable immediately prior to such Grantee's death.

         15.2 DISABILITY

         If a Grantee experiences a Termination of Employment with the Company or an Affiliate by reason of a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code ("Disability") of such Grantee, then such Grantee shall have the right (subject to the general limitations on exercise set forth in Section 12 hereof), at any time within one (1) year (unless otherwise provided in an Agreement) after such Termination of Employment and prior to the expiration of the Award Term, to exercise, in whole or in part, any Award held by such Grantee at the date of such Termination of Employment, to the extent such Award was exercisable immediately prior to such Termination of Employment.

                               16. USE OF PROCEEDS

         The proceeds received by the Company from the sale of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of the Company.

                               17. SECURITIES LAWS

         The Company shall not be required to sell or issue any Award or shares of Common Stock under any Award if the sale or issuance of such Award or shares would constitute a violation of any provisions of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Award upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically in connection with the Securities Act, upon exercise of any Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Common Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Company has received evidence satisfactory to the Company that the Grantee may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Company shall be final and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Award shall not be exercisable unless and until the shares of Common Stock covered by such Award are registered or are subject to an available exemption from registration, the exercise of such Award (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

                          18. EXCHANGE ACT: RULE 16B-3

         18.1 GENERAL

         The Plan is intended to comply with Rule 16b-3 (and any successor thereto) ("Rule 16b-3") under the Exchange Act. Any provision or action inconsistent with Rule 16b-3 shall, to the extent permitted by law and determined to be advisable by the Committee, be inoperative and void.

         18.2  RESTRICTION ON TRANSFER OF COMMON STOCK

         Unless otherwise permitted under an exemption under Rule 16b-3, no officer or other "insider" of the Company subject to Section 16 of the Exchange Act shall be permitted to sell Common Stock (which such "insider" had received upon exercise of an Award) during the six months immediately following the grant of such Award.

                          19. AMENDMENT AND TERMINATION

         The Board may, at any time and from time to time, amend, suspend or terminate the Plan or an Agreement governing any Award that has not vested. Except as permitted under this Plan, no amendment, suspension or termination of the Plan or an Agreement shall, without the consent of the Grantee, alter or impair rights or obligations under any vested Award.

                     20. EFFECT OF CHANGES IN CAPITALIZATION

         20.1 CHANGES IN COMMON STOCK

         If the shares of Common Stock are changed into or exchanged for a different number or kind of shares or securities of the Company, whether through reorganization, recapitalization, reclassification, stock dividend or other distribution, split, reverse split, combination of interest, exchange of interests, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares of Common Stock subject to the Plan and in the number, kind and per share exercise price of shares of Common Stock subject to unexercised Awards, or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding Award, the Grantee thereafter shall have the right to purchase the number of shares of Common Stock under such Award at the per share price, as so adjusted, which the Grantee could purchase at the total purchase price applicable to the Award immediately prior to such adjustment.

         20.2 REORGANIZATION WITH COMPANY SURVIVING

         Subject to Section 19, if the Company shall be the surviving entity in any reorganization, merger, consolidation or the like of the Company with one or more other entities, any Award theretofore granted pursuant to the Plan shall apply to the securities resulting immediately following such reorganization, merger, consolidation or the like, with a corresponding proportionate adjustment of the number of shares and Award Price per share so that the aggregate number of shares and Award Price thereafter shall be the same as the aggregate share number and Award Price immediately prior to such reorganization, merger, consolidation or the like.

         20.3 OTHER REORGANIZATIONS; SALE OF ASSETS OR COMMON STOCK

         Unless otherwise provided in an Agreement, upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of Common Stock of the Company at the time the Plan is approved by the Stockholders and other than an Affiliate) owning fifty percent (50%) or more of the combined voting power of all classes of Common Stock of the Company (in any event, each a "Liquidation Event"), the Plan and all Awards outstanding hereunder shall terminate on the date of such transaction, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the Awards theretofore granted, or for the substitution for such awards of new awards covering the common stock of a successor entity, or a parent or Affiliate thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Awards theretofore granted shall continue in the manner and under the terms so provided. In the event of any such Liquidation Event, each Grantee shall have the right (subject to the general limitations on exercise set forth in Section 12 hereof and except as otherwise specifically provided in the Agreement relating to such Award), immediately prior to the occurrence of such Liquidation Event and during such period occurring prior to such Liquidation Event as the Committee in its sole discretion shall designate, to exercise such Award in whole or in part, to the extent such Award was otherwise exercisable at the time such Liquidation Event occurs. The Committee shall send written notice of an event that will result in a Liquidation Event to all Grantees not later than the time at which the Company gives notice thereof to its stockholders. Notwithstanding anything herein to the contrary, the Committee in its discretion may provide for the acceleration of the vesting of any Award in the case of a merger or a significant sale of the common stock or assets of the Company (as determined by the Committee).

         20.4 ADJUSTMENTS

         Adjustments under this Section 20 relating to Common Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

         20.5 NO LIMITATIONS ON COMPANY

         The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

                                 21. WITHHOLDING

         The Company or an Affiliate may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that a Grantee realizes income in connection with the exercise of an Award. The Company or an Affiliate may withhold amounts needed to cover such taxes from payments otherwise due and owing to a Grantee, and upon demand the Grantee will promptly pay to the Company or an Affiliate having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalents. The Company may also withhold shares or amounts payable to a Grantee pursuant to court order.

                            22. DISCLAIMER OF RIGHTS

         The existence of this Plan does not, and no provision in the Plan or in any Award granted or Agreement entered into pursuant to the Plan shall be construed to, create an employment contract; confer upon any individual the right to receive an Award; permit a Grantee to remain in the employ of the Company or alter a Grantee's status as an at-will employee; or allow the Grantee to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

                               23. NONEXCLUSIVITY

         Neither the adoption of the Plan nor the submission of the Plan to the Stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of Common Stock options otherwise than under the Plan.

                                24. GOVERNING LAW

         This Plan and all Agreements shall be executed and performed under, and all Awards to be granted hereunder shall be provided under and governed by, the laws of the State of Texas (but not including the choice of law rules thereof). Any disputes concerning the Plan or an Agreement shall be brought before the federal or state courts of the State of Texas .

                               25. BINDING EFFECT

         Subject to all restrictions provided in this Plan and all applicable laws, this Plan and all Agreements hereunder shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

                                26. UNFUNDED PLAN

         Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan will be unfunded. Although bookkeeping accounts may be established with respect to Eligible Persons who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company will not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor will this Plan be construed as providing for that segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Eligible Person with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely on any contractual obligations that may be created by this Plan and any Agreement, and no such liability or obligation of the Company will be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee will be required to give any security or bond for the performance of any obligation that may be created by this Plan.

                         27. MISCELLANEOUS REQUIREMENTS

         27.1 OTHER AWARD PROVISIONS

         Awards granted under the Plan shall contain such other terms and provisions that are not inconsistent with this Plan as the Committee may authorize in its discretion, providing for (a) special vesting schedules governing the exercisability of an Award; (b) provisions for acceleration of such vesting schedules in certain events; (c) arrangements whereby the Company may fulfill any tax obligations for employees in connection with an Award; (d) provisions imposing restrictions upon the transferability of Common Stock acquired on exercise of such Award, whether required by this Plan or applicable securities laws or imposed for other reasons; and (e) provisions regarding the termination or survival of any such Award upon the Grantee's death, retirement or other termination of employment and the extent, if any, to which any such Award may be exercised after such event. Any dispute concerning an Award must be brought in the federal or state courts of Texas . In interpreting any inconsistencies, gaps or discrepancies between or among any documents, the Plan shall control over an Agreement (unless there is an express specific exception in an Agreement to the Plan), and an Agreement shall control over any letter or other notice or document describing a grant of an Award.

         27.2 CONSENTS

         If the Committee shall at any time determine that any Consent (as hereafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder ("Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. "Consent" with respect to any Plan Action means
(a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (b) any and all written agreements and representations by the Grantee with respect to the disposition of shares of Common Stock, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration, or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (c) any and all other consents, clearances and approvals in respect of a Plan Action.

         27.3 NOTICE

         Any notice required to be given to the Company hereunder shall be in writing and shall be addressed to Corporate Secretary, Affiliated Resources Corporation, 3050 Post Oak Boulevard, Suite 1080, Houston, Texas 77056, or at such other address the Company may hereafter designate to the Grantee. Any notice to be given to the Grantee hereunder shall be addressed to the Grantee at the address set forth beneath his/her signature hereto, or at such other address as the Grantee may hereafter designate to the Company by notice as provided herein. A notice shall be deemed to have been duly given when personally delivered or mailed by registered mail or certified mail to the party entitled to receive it.

         27.4 NOTICE OF SECTION 83(b) ELECTION AND DISQUALIFYING DISPOSITION

         If any Grantee shall, in connection with the acquisition of Common Stock make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company within ten
(10) days of filing the notice of election with the Internal Revenue Service. Further, Grantee must notify the Company of any disposition of any Common Stock issued pursuant to the exercise of such Award under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within 10 days of such disposition.

         The Plan was duly adopted and approved by the Board on May 3, 2000, and was duly adopted and approved by the Stockholders of the Company on June 7, 2000.

                        AFFILIATED RESOURCES CORPORATION
                       3050 Post Oak Boulevard, Suite 1080
                              Houston, Texas 77056

                                  VOTING BALLOT

         The undersigned hereby appoints Peter C. Vanucci and Michael R. Bradle as Proxies, each with power to appoint its substitute, to represent and to vote on behalf of the undersigned all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to be held on June 7, 2000 at the Doubletree Hotel, 2001 Post Oak Boulevard, Houston, Texas 77056 at 10:00 a.m., and to any and all adjournments thereof, with all powers the undersigned would possess if personally present and particularly with respect to Proposals 1 through 4, and, in their discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 through 4, and in accordance with the best judgment of the proxies on any other matters which may properly come before the meeting.

1. ELECTION OF THE FOLLOWING NOMINEES FOR DIRECTOR: Peter C. Vanucci, Michael R. Bradle, Edward S. Fleming, Harvey R. Hilderbran, and J. Thomas McManamon (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

         [ ] FOR all nominees listed, except  [ ] WITHHOLD AUTHORITY
             as marked to the contrary          to vote for all nominees listed

2. APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 25 MILLION TO 50 MILLION

         [   ]    FOR               [   ]   AGAINST           [   ]    ABSTAIN

3.       RATIFICATION OF THE ADOPTION OF THE CORPORATION'S 2000 INCENTIVE AWARDS
         PLAN

         [   ]    FOR               [   ]   AGAINST           [   ]    ABSTAIN

4. APPROVAL OF THE APPOINTMENT OF WEINSTEIN SPIRA & COMPANY, P.C. AS THE CORPORATION'S INDEPENDENT PUBLIC ACCOUNTANTS

         [   ]    FOR               [   ]   AGAINST           [   ]    ABSTAIN

5. [ ] TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OF THE MEETING.



DATED:
                                                     (Signature)



                                                     (Signature if held jointly)

Please sign exactly as name appears in type. When the shares are held for joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.